ACCOMMODATION AGREEMENT
                             -----------------------
         Benteler Automotive Corporation, a Delaware corporation, of 1780 Pond Run, Auburn Hills, Michigan 48326 ("Benteler"), Vulcan Industries, Inc., a Michigan corporation, of 1301 West Dresser Drive, Sturgis, Michigan 49091 ("Vulcan"), Thermodynetics, Inc., a Delaware corporation, of 651 Day Hill Road, Windsor, Connecticut 06095 ("Thermodynetics"), Citizens Bank of Massachusetts, a Massachusetts state chartered bank, having an office at 53 State Street, Boston, Massachusetts 02109 ("Citizens"), Wells Fargo Equipment Finance, Inc., a Minnesota corporation, of 530 Fifth Avenue, 15th Floor, New York, New York 10036 ("Wells Fargo"), and the City of Sturgis, Michigan, of 130 North Nottawa, Sturgis, Michigan 49091 ("Sturgis" and, together with Citizens and Wells Fargo, the "Lenders") enter into this Accommodation Agreement (this "Agreement") on July 15, 2005.

                                    RECITALS
                                    --------

     A. Pursuant to various purchase orders and/or supply contracts issued by Benteler and accepted by Vulcan (collectively, the "Purchase Orders" and individually, a "Purchase Order"), Vulcan is obligated to manufacture and provide Benteler with component parts as set forth in the Purchase Orders (the "Component Parts"). Certain of the Component Parts are made for use in the Nissan ZV7 product line.

     B. Citizens provides certain working capital and term financing to Vulcan pursuant to a certain Demand Loan and Security Agreement (All Assets) dated July 30, 2003 between Vulcan and Citizens (together with all other documents, instruments and agreements related thereto as same may be amended from time to time, the "Citizens Loan Documents.")

     C. As of July 6, 2005, Vulcan and Thermodynetics were indebted to Wells Fargo in the amount of $1,566,114.87 (the "Wells Fargo Indebtedness"), pursuant to a Promissory Note and Security Agreement dated as of July 25, 2003 and related documents (the "Wells Fargo Loan Documents"). Interest continues to accrue and become a part of the Wells Fargo Indebtedness at the rate of $271.63 per day. The Wells Fargo Indebtedness is secured by a first priority security interest in the equipment related to the ZV7 line, and all other equipment financed by Wells Fargo, which is described on the attached Schedule 1 (the "Purchased Equipment").

     D. As of July 6, 2005, Vulcan was indebted to Sturgis in the amount of $359,551.39, plus all accrued fees and costs in the amount of $2,500 incurred by Sturgis in connection with the Sturgis Indebtedness (the "Sturgis Indebtedness"), pursuant to a loan and security agreement and other related documents (the "Sturgis Loan Documents"). Interest continues to accrue and become a part of the Sturgis Indebtedness at the rate of $53.52 per day. Thermodynetics has guarantied repayment of the Sturgis Indebtedness.

     E. Citizens, Wells Fargo and Sturgis are parties to an Intercreditor Agreement dated as of July 31, 2003 (the "Intercreditor Agreement"). The Intercreditor Agreement provides that as between the Lenders, the priority of security interests in the assets of Vulcan is as follows:

                 Purchased Equipment:        1st - Wells Fargo, 2nd - Sturgis,
                                             3rd - Citizens

                                      (a)

                 All other assets of Vulcan: 1st - Citizens, 2nd - Sturgis

     F. Vulcan has advised Benteler that it faces certain financial and operational problems that impact on Vulcan's financial viability which threatens the supply of Component Parts. As a result, Benteler must work toward the potential transition of the production of Component Parts, for the ZV7 and other lines currently produced by Vulcan for Benteler, either to Benteler or its designee.

     G. In this regard, Vulcan has requested that Benteler provide certain financial accommodations to Vulcan in order to allow Vulcan to continue production of Component Parts pursuant to the terms of this Agreement.

     H. Benteler has requested that Vulcan and Citizens provide Benteler with certain acknowledgements and assurances in order to ensure an uninterrupted supply of Component Parts to satisfy Benteler' production requirements and resourcing efforts through August 15, 2005.

     I. In connection with its resourcing efforts, Benteler has arranged to purchase the Purchased Equipment from Wells Fargo and certain other assets of Vulcan, upon surrender of such assets by Vulcan to Wells Fargo or sale by Vulcan directly to Benteler.

     J. Subject to the terms of this Agreement, (a) Benteler has agreed to provide certain financial and other accommodations to Vulcan, (b) Vulcan and
Citizens have agreed to provide Benteler with certain assurances and acknowledgements as more particularly set forth herein, and (c) Benteler, Vulcan, and Thermodynetics have agreed to Benteler's purchase of certain assets of Vulcan.

     WHEREFORE, based upon the foregoing recitals and for good and valuable consideration, the receipt and adequacy of which is acknowledged, the parties agree as follows:

         a) TERMS AND CONDITIONS

     1. Benteler's Purchase of Equipment from Wells Fargo. Benteler has identified certain specific assets of Vulcan which it intends to purchase in connection with transitioning the production of the Component Parts. Benteler shall purchase the Purchased Equipment from Wells Fargo as follows:

         (a) Contemporaneous with the execution of this Agreement, Vulcan shall execute the Surrender Agreement attached as Exhibit A, under which it shall surrender the Purchased Equipment and all other equipment financed for Vulcan by Wells Fargo to Wells Fargo in its capacity as the first secured party with respect to the Purchased Equipment.

         (b) The parties to this Agreement each acknowledge that Vulcan and Thermodynetics are in default under the Wells Fargo Loan Documents. Vulcan, Thermodynetics, Citizens and Sturgis, each, as a party entitled to a notice of a sale of the Purchased Assets pursuant to Section 9-611 of the Uniform Commercial Code ("UCC"), each hereby (i) waive any and all right to notice of the proposed sale of the Purchased Equipment by Wells Fargo to Benteler and (ii) consent to the sale of the Purchased Equipment by Wells Fargo to Benteler immediately, without regard to any applicable notice periods. The waivers in this subsection
(b) are made pursuant to Section 9-624(a) of the UCC.

         (c) Upon execution of this Agreement, Benteler shall purchase the Purchased Equipment by paying, in immediately available funds, (i) to Wells Fargo, the Wells Fargo Indebtedness as of the date such payment is made by Benteler ($1,566,114.87 as of July 6, 2005 (plus per diem interest at the rate of $271.63 per day) (the "Wells Fargo Payment"), and (ii) to Sturgis, one-half of the outstanding Sturgis Indebtedness (the "Sturgis Payment" and, together with the Wells Fargo Payment, the "Purchase Price"). However, in no event shall the Sturgis Payment exceed $175,000.

         (d) Upon receipt of the Purchase Price by Wells Fargo and Sturgis, (i) Wells Fargo shall provide Benteler with a Bill of Sale, in the form attached as Exhibit B, for the Purchased Equipment, (ii) Wells Fargo shall provide Vulcan and Thermodynetics with a full and complete release of their obligations to Wells Fargo, in the form attached as Exhibit C, (iii) Wells Fargo and Sturgis shall each provide Benteler with a full and complete release of all liens, claims or interests possessed by each party as to the Purchased Equipment, each in the form attached as Exhibit D, and (iv) Benteler shall be entitled to file the UCC-3 Financing Statement Terminations/Amendments with respect to the Purchased Equipment attached to this Agreement as Exhibit E.

         (e) Vulcan and Thermodynetics shall be solely responsible for payment of the remaining amounts due to Sturgis related to the Sturgis Indebtedness above and beyond the Sturgis Payment, including, but not limited to any accrued and unpaid interest, costs or fees related to the Sturgis Indebtedness (the "Additional Sturgis Payment"). The additional Sturgis Payment shall be made by Vulcan and/or Thermodynetics in immediately available funds and simultaneously with the Sturgis Payment and the execution of this Agreement. Upon receipt of the Additional Sturgis Payment, Sturgis shall provide Vulcan and Thermodynetics with a full and complete release of their obligations to Sturgis, in the form attached as Exhibit F.

     2. Benteler's Acquisition of Other Equipment from Vulcan. In addition to the Purchased Equipment, Benteler also has identified certain additional assets of Vulcan which it intends to purchase in connection with transitioning the production of the Component Parts (the "Other Equipment" and, together with the Purchased Equipment, the "Equipment"). The Other Equipment is specifically identified on the attached Schedule 2. Benteler shall acquire the Other Equipment from Vulcan as follows:

         (a) The Other Equipment shall be additional consideration to be received by Benteler in exchange for payment of the Purchase Price, pursuant to
Section 1(c), above, with no further or additional consideration to be paid by Benteler for the Other Equipment.

         (b) Upon receipt of the Purchase Price by Wells Fargo and Sturgis, (i) Vulcan shall provide Benteler with a Bill of Sale, in the form attached as Exhibit G, for the Other Equipment, (ii) Citizens shall provide Benteler with UCC-3 Financing Statement Amendment which releases the Other Equipment from Citizens'security interest, in the form attached to this Agreement as Exhibit D.

     3.  Additional Equipment Purchases by Benteler.

         (a) Benteler shall advise Vulcan and Citizens on the earlier of August 15, 2005 or within five business days after it removes the Equipment described in sections (a) and (b), above, if it desires to purchase any equipment of Vulcan in addition to the Equipment outlined in sections (a) and (b), above by making an offer in writing to Vulcan identifying the specific equipment to be purchased and the proposed price to be paid and requesting that Citizens agree to release its lien in the specific equipment to be purchased for said consideration.

         (b) In the event that Vulcan accepts such offer, Vulcan shall notify Citizens of such and within 10 days thereof Citizens shall inform Vulcan and Benteler whether or not Citizens will release its lien in such equipment for the stated consideration. If an offer is accepted and Citizens has agreed to release its lien on the equipment, the purchase price must be paid by Benteler within seven (7) days of Citizens' agreement to release its lien or before Benteler removes any equipment purchased under this Section 3 from the Premises, whichever occurs first.

         (c) In the event of a purchase pursuant to this Section 3, upon payment of the purchase price agreed to by the parties, (i) Vulcan shall provide Benteler with a Bill of Sale for the equipment, (ii) Citizens shall provide Benteler with a UCC-3 Financing Statement Amendment which releases such equipment from Citizens' security interest, in form and substance reasonably acceptable to Citizens.

     4.  Benteler's Accommodations.

         (a) In order to induce Citizens to provide the accommodations more fully set forth in this Agreement and subject to Citizens being in full compliance with this Agreement, Benteler agrees, for the benefit of Citizens only, to suspend and not to assert any defenses, rights and claims for setoffs and/or recoupment, other than Allowed Setoffs (the "Waived Setoffs") against its payables to Vulcan. "Allowed Setoffs" means (a) ordinary course setoffs, recoupments or deductions for defective or non-conforming product, quality problems, warranty claims for which Vulcan is liable, unordered or unreleased parts returned to Vulcan, short shipments, misshipments, improper invoices, duplicate payments or billing errors (collectively, the "Ordinary Course Offsets"), which Ordinary Course Offsets shall not exceed $19,000, cumulatively, and (b) the sum of $382,000.

         (b) Subject to the terms of this Section, which is intended for the sole benefit of Citizens, Benteler expressly reserves and DOES NOT waive any rights and interests it may have against Vulcan, including setoffs asserted for defensive purposes. However, Benteler agrees that it shall refrain from exercising its rights with respect to the Waived Setoffs against its payables to Vulcan until such time as Vulcan's obligations to Citizens under the Citizens Loan Documents are satisfied in full.

         (c) Subject only to the Allowed Offsets and as long as Citizens is in compliance with its obligations under this Agreement, Benteler shall pay all payables to Vulcan as they come due, either within 30 days from the date such payables are invoiced (but no later than August 5, 2005) or the date on which

Benteler removes the Equipment from the Premises, whichever occurs first.

         (d) Benteler will purchase all of Vulcan's raw materials, work in process and finished goods inventory related to the Component Parts which were at the Premises as of July 5, 2005 and are "useable" (defined below) and "merchantable" (defined below), (the "Inventory") from: Vulcan, and make payment thereon to Citizens in accordance with the terms of this Agreement. For purposes of this Agreement, the term "useable" means Inventory which is not obsolete and is capable of being used by Benteler in connection with its production, as determined by Benteler in its sole discretion. The term "merchantable" as used in this Agreement means merchantable as that term is defined in Section 2-314 of the UCC AND reasonably in conformance with all applicable Purchase Order specifications.

         (e) The purchase price for the Inventory to be purchased under this Agreement (the "Inventory Purchase Price") will be (A) 100% of the cost of the raw materials incorporated into the Inventory, with cost based on Vulcan's actual cost, if the Inventory is in the form of raw materials or work-in-process, or (B) the Purchase Order price if the Inventory is in the form of finished Component Parts.

         (f) Benteler will only be obligated to purchase Inventory under this Agreement if Vulcan can sell and deliver the Inventory to Benteler free and clear of all liens and security interests. Upon payment of the Inventory Purchase Price, Citizens shall release all liens, claims, or encumbrances it has in the Inventory.

         (g) To summarize, the current amounts to be paid by Benteler pursuant to this Section 4 is as follows:

         --------------------------------------- ------------------ ------------
         Outstanding Payables:                    $535,403.68
         --------------------------------------- ------------------ ------------
         Inventory Value:                        $146,414.18
                                                 -----------

         --------------------------------------- ------------------ ------------
         Gross Amount Owed:                      $681,817.86
         --------------------------------------- ------------------ ------------
         Less Allowed Offsets:                   ($401,000.00)
                                                 -------------

         --------------------------------------- ------------------ ------------
         Estimated Net Owed by August 5, 2005:   $280,817.87

         --------------------------------------- ------------------ ------------
                  Benteler shall contact Rob Mace of Citizens at (617) 994-7306 at the time any payment is made by Benteler pursuant to this Agreement and notify him that such payment is being made. Pursuant to this Agreement, Vulcan hereby authorizes and directs Citizens to (i) debit from the appropriate Vulcan account any payments received pursuant to this Section 4 and (ii) apply such payment to the Citizens Indebtedness in such manner as Citizens determines in its sole discretion.

     5.  CITIZENS' ACCOMMODATIONS.
         -------------------------

         (a) In consideration of, and subject to, Benteler's performance with each and every of its obligations hereunder, Citizens shall refrain from enforcing any of its rights against Vulcan's assets used in connection with the production of Component Parts, so as to interfere with Vulcan's production of

Component Parts for Benteler until the earlier of (i) Benteler's refusal to fund any Budget or, alternatively, to fund operations at the Premises under an agreed upon Access Agreement or (ii) August 15, 2005. To the extent Benteler continues to fund operations and to occupy the Premises beyond August 15, 2005, Vulcan agrees to negotiate with Benteler in good faith, pursuant to Section 9(f), below, as to a fair rental value for Benteler's continued use of Vulcan assets, subject to the approval of Citizens, if any, beyond August 15, 2005. A schedule of Vulcan assets to be used by in connection with the production (either by Benteler or Vulcan) of Component Parts is attached hereto as Schedule 3.

         (b) Citizens' agreement to refrain from enforcing any of its rights against Vulcan's assets identified on Schedule 3 so as to interfere with Vulcan's production of Component Parts for Benteler pursuant to Section 5(a), above, shall not prevent Citizens from exercising its rights under the loan documents with respect to Vulcan assets which are not identified on Schedule 3, including, but not limited to, the right to conduct an auction sale of such assets. To the extent a Vulcan asset necessary for Vulcan's continued production of Component Parts is excluded from Schedule 3, Benteler and Citizens agree to work together in good faith to ensure that Citizens' exercise of its rights with respect to the excluded Vulcan asset does not interfere with Vulcan's production of Component Parts for Benteler under this Agreement.

         (c) Benteler has advised Citizens that it may purchase certain materials necessary for the production of Component Parts directly from the suppliers of such materials. Citizens agrees that to the extent Benteler purchases any materials directly that all such materials shall be Bailed Assets, subject to Benteler's right to remove from the Premises as set forth in Section 7, below, and NOT SUBJECT TO any lien, claim, encumbrance or interest of Citizens.

          (d) The parties to this Agreement acknowledge that, notwithstanding Benteler's agreement to refrain from applying the Waived Offsets against payables owed by it to Vulcan, as set forth in Section 4, above, Benteler still maintains a claim against Vulcan for the Waived Offsets until paid but shall not at any time prior to the payment in full of all obligations of Vulcan to Citizens, assert any such claim.

     6.  Vulcan's and Thermodynetics Accommodations.

         (a) For so long as Benteler continues to fund the Budget, Vulcan will continue to produce Component Parts, including any Component Parts for inventory banks, and comply with the terms of the Budget through the Funding Period, all as defined below.

         (b) Vulcan will provide Benteler and its respective agents and representatives, consultants and employees reasonable access to Vulcan's operations, books, records, officers and employees at reasonable times during business hours, or outside of business hours upon reasonable request, for the purposes of monitoring Vulcan's compliance with the terms of this Agreement and any other agreements and contracts between the parties and Vulcan. Vulcan agrees to fully cooperate with the agents, representatives, consultants, officers and employees of the respective parties to accomplish the ends contemplated by this Agreement.

         (c) For so long as Benteler continues to fund the Budget, Vulcan will build inventory banks of Component Parts in the following amounts:

               (i) 19,000 excess Component Parts for the Nissan ZV7 line by August 15, 2005, above and beyond the Component Parts required for Nissan's consumption during that period;

               (ii) 12,000 excess Component Parts for Toyota by July 31, 2005, above and beyond the Component Parts required for Toyota's consumption during that period;

               (iii) 18,000 excess parts made for CS by July 31, 2005, above and beyond the Component Parts required for consumption during that period; and

               (iv) 16,000 excess parts made for the Hemi also by July 31, 2005, above and beyond the parts required for consumption during that period.

Vulcan will immediately ship inventory bank Component Parts as they are produced to such locations designated by Benteler. Benteler shall have the right to waive any or all of the inventory bank requirements at its discretion.

         (d) For so long as Benteler continues to fund the Budget, Vulcan will allow Benteler, its employees, agents, contingency suppliers and consultants access to inspect Bailed Assets and Vulcan's operations at mutually convenient times upon request.

         (e) Simultaneous with execution of this Agreement, Vulcan will enter into the Access Agreement attached as Exhibit H (the "Access Agreement"), discussed more fully in Section 9, below.

         (f) Vulcan agrees to provide to Benteler (i) periodic cashflows and comparisons to the Budget on a weekly basis; (ii) any financial information that Vulcan currently provides to Citizens simultaneously with Vulcan providing such information to Citizens; and (iii) any further financial information reasonably requested by Benteler. Vulcan shall concurrently provide Citizens with copies of all reports and other information which Vulcan delivers to Benteler pursuant to this Agreement.

         (g) Upon Benteler's request, Vulcan will use its best efforts to cooperate with Benteler in the resourcing of any or all of the Component Parts to an alternate source.

         (h) Thermodynetics, in its capacity as the sole shareholder of Vulcan, consents to Vulcan entering into this Agreement and the Access Agreement and consents to all of the terms contained in these agreements including, without limitation, the access rights granted to Benteler, and will not interfere with Vulcan's timely performance of all of its obligations under this Agreement and/or the Access Agreement. Thermodynetics also agrees that it will take such shareholder action as is necessary to authorize Vulcan to consummate any of the transactions contemplated by this Agreement or the Access Agreement.

         (i) Thermodynetics also acknowledges and reaffirms its obligations, subject to the terms of this Agreement, to Benteler in connection with (i) the unconditional Guaranty to Benteler in the amount of $175,000 executed in January, 2005 and (ii) this Agreement. Benteler hereby acknowledges and agrees that Thermodynetics has no other obligations to it, other than those expressly described in the preceding sentence.

     7.  Acknowledgment of Ownership of Bailed Assets.

         (a) Certain tooling and other assets owned by Benteler (collectively, the "Bailed Assets") are bailed at the Premises. Vulcan and Benteler shall work together to compile an accurate list of tooling and other assets which comprise the Bailed Assets on or before July 15, 2005. Upon compilation of the list of Bailed Assets, and Benteler's provision to Citizens of evidence satisfactory to Citizens in its reasonable discretion of Benteler's ownership of the Bailed Assets, thereafter Vulcan and Citizens shall each execute an Acknowledgement of Ownership, in the form attached as Exhibit I, whereby (i) Vulcan acknowledges Benteler's ownership of the Bailed Assets and (ii) Citizens agrees that the Bailed Assets are not encumbered by the liens and security interests granted to Citizens by Vulcan.

         (b) Vulcan agrees that without further notice or court hearings, which rights, if any, are hereby waived, Benteler (or its respective designee(s)) shall have the right to immediately enter the Premises and take possession of any Equipment, Inventory or Bailed Asset, subject to (i) payment of the Purchase Price with respect to the Equipment and (ii) payment of the Inventory Purchase Price with respect to the Inventory. Vulcan agrees to cooperate with and provide Benteler (or its designee(s)) in its taking possession of any Equipment, Inventory or Bailed Asset.

     8.  Continued Operations.

         (a) Vulcan shall provide Benteler with a detailed weekly budget (the "Budget") required for Vulcan's continued operations and production of Component Parts for Benteler. The Budget shall (i) be consistent with the Budget previously agreed to on July 8, 2005 for operations for the week of July 11, 2005 and (ii) provide for staffing and operations sufficient to build a bank of at least 19,000 excess Component Parts by August 15, 2005, above and beyond the Component Parts required for Nissan's consumption during that period. The Budget shall also provide for staffing and operations sufficient to build a bank of at least 12,000 excess Component Parts made for Toyota, 18,000 excess Component Parts made for CS and 16,000 excess Component Parts made for the Hemi also by July 31, 2005, above and beyond the Component Parts required for each respective OEM's consumption during that period.

         (b) Benteler may, at its sole and exclusive discretion, fund the operations of Vulcan pursuant to the terms of the Budget. Each week's Budget shall run from Monday through Sunday and shall be presented to Benteler by Vulcan no later than noon EDT on the Friday of the week preceding the week provided for in the Budget. Benteler shall notify Vulcan before the close of business on the Friday prior to the week provided for in the Budget, whether or not the Budget is approved as submitted. To the extent Benteler approves a weekly Budget, it shall be obligated to fund the week's operations in accordance with the approved Budget.

          (c) Notwithstanding the above or any funding provided by Benteler to Vulcan, Benteler shall be under no obligation to approve any Budget or to fund or continue the operations, or pay any liability, of Vulcan, except as agreed under any Budget approved by Benteler, and Benteler may cease funding such operations at any time without notice to any party, provided that, in all events, Benteler shall fully fund any previously approved Budget.

         (d) At such time as Benteler discontinues funding the agreed Budget, and if Benteler is not otherwise conducting and funding operations at the Premises under the Access Agreement, Vulcan can, in its sole discretion, terminate operations, and Citizens shall be free to exercise all of its rights and remedies against Vulcan's assets (regardless of whether such assets are used in the production of Component Parts for Bentler). Benteler agrees that if it discontinues funding the Budget while Vulcan is still indebted to Citizens, Benteler shall not apply the Waived Offset against any payables owed by Benteler to Vulcan until Citizens has been paid in full.

     9.  Sublease of Premises.

         (a) At the option of Benteler, Vulcan shall sublet (the "Sublease") the premises at which it currently operates (the "Premises") and, after August 15, 2005, any other equipment related to other Benteler production through December 31, 2005 on a month-to-month basis, terminable only by Benteler in its sole discretion. Vulcan shall obtain its landlord's consent to the Sublease of the Premises. Benteler's monthly rental under the Sublease shall be the same amount required to be paid each month to its landlord under the lease for the Premises. In the event Benteler exercises its option to Sublease the Premises, the Sublease shall terminate on the earlier of (i) the date on which Benteler notifies Vulcan of its intent to terminate the Sublease, (ii) the date on which Benteler ceases operating at the Premises, or (iii) December 31, 2005.

         (b) No later than July 15, 2005, all billed and unpaid liabilities associated with the Premises, including but not limited to, any (i) amounts due from Vulcan to its landlord with respect to Vulcan's occupation of the Premises,
(ii) property taxes, or (iii) utilities, shall be paid by Vulcan down to a level necessary to continue service of the relevant utility uninterrupted beyond July 15, 2005.

         (c) In the event any utility takes any action to cease providing utility service to the Premises related to amounts due for utility service provided prior to July 1, 2005, Thermodynetics shall immediately pay to the respective utility provider an amount sufficient to allow for the continued utility service at the Premises. Thermodynetics' liability under the preceding sentence shall terminate 90 days after the date set forth on this Agreement; however, in the event Benteler is not funding production of Parts at the Premises either pursuant to the Budget or an agreed Access Agreement, then Thermodynetics's liability under the preceding sentence shall immediately terminate.

         (d) In the event Benteler exercises its option to Sublease the Premises, pursuant to the Access Agreement, Vulcan (i) grants Benteler a right of access to the Premises for purposes of conducting operations (subject to the rights of Citizens) and (ii) provides that Vulcan shall lease to Benteler the necessary personnel for Benteler's required operations.

         (e) In the event Benteler exercises its rights under the Access Agreement or Sublease, Benteler hereby agrees that Citizens shall be provided with reasonable access to the Premises for the purpose of inspecting any collateral granted to Citizens by Vulcan or enforcing Citizens' rights and remedies against any such collateral (including, without limitation, for the purpose of conducting a foreclosure sale of Vulcan assets).

         (f) To the extent Benteler occupies the Premises beyond August 15, 2005, Benteler and Vulcan shall negotiate (subject to approval by Citizens), and Benteler shall pay to Citizens on behalf of Vulcan, a reasonable rental for a period of up to thirty (30) days (or such longer period as is mutually agreed to between Benteler and Citizens) for the continued use of assets owned by Vulcan, if any, after that date.

     10. Release of Benteler by Vulcan and Thermodynetics. In consideration for the accommodations that Benteler is providing to Vulcan, Vulcan and Thermodynetics hereby for themselves and for all of their respective affiliated companies, and for all officers, directors, partners, members, representatives, employees, agents, attorneys, predecessors, successors, heirs and assigns of the foregoing, and for all other persons or entities claiming by, through, or under any of the foregoing (collectively, the "Vulcan Related Releasing Parties"), hereby release, remise, acquit, and forever discharge Benteler and its respective stockholders, partners, members, parents, affiliates, subsidiaries, divisions, any and all current or former directors, officers, employees, agents, and attorneys and their respective predecessors, successors, heirs, executors, administrators, representatives and assigns (collectively, the "Benteler Related Released Parties"), from any and all actions, causes of action, choses in action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, liabilities, liens, obligations, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, demands and rights whatsoever, in law or in equity, known or unknown, which any Vulcan Related Releasing Party ever had or now has against any Benteler Related Released Party for, upon, or by reason of any matter, cause, fact or thing whatsoever occurring from the beginning of the world to the date of this Agreement (collectively, the "Claims" and individually, a "Claim") with the sole exception of conforming goods manufactured pursuant to the terms of the Purchase Orders for which payment has not been received. Vulcan and Thermodynetics, on behalf of themselves and each of the respective Vulcan Related Releasing Parties, hereby irrevocably covenant to refrain from, directly or indirectly, commencing, initiating, maintaining or prosecuting any action, claim, arbitration, audit, hearing, litigation, suit, enforcement or investigation against any Benteler Related Released Party with respect to any Claim. Vulcan and Thermodynetics, on behalf of themselves and each of the respective Vulcan Related Releasing Parties, represent and warrant to Benteler that no Vulcan Related Releasing Party has sold, assigned, transferred, conveyed, abandoned, or otherwise disposed of any Claim.

     11. Release of Thermodynetics by Benteler. Benteler hereby releases, remises, acquits, and forever discharges Thermodynetics from any and all actions, causes of action, choses in action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, liabilities, liens, obligations, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, demands and rights whatsoever, in law or in equity, known or unknown, which Benteler ever had or now has against Thermodynetics for, upon, or by reason of any matter, cause, fact or thing whatsoever occurring from the beginning of the world to the date of this Agreement, including, but not limited to Thermodynetics obligations to Benteler pursuant to a Promissory Note executed by Thermodynetics in June, 2005 in the original principal amount of $100,000 (collectively, the "Claims" and individually, a "Claim") with the sole exceptions of Thermodynetics' obligations, subject to the terms of this Agreement, to Benteler in connection with (i) the Guaranty to Benteler in the amount of $175,000 executed in January, 2005 and (ii) this Agreement, all of which shall remain in full effect and not impacted in any way by this paragraph
11. Benteler hereby irrevocably covenants to refrain from, directly or indirectly, commencing, initiating, maintaining or prosecuting any action, claim, arbitration, audit, hearing, litigation, suit, enforcement or investigation against any Thermodynetics with respect to any Claim. Benteler represents and warrants to Thermodynetics that it has not sold, assigned, transferred, conveyed, abandoned, or otherwise disposed of any Claim.

     12. General Terms

         (a) AUTHORIZATION AND CONSENT. The parties executing this Agreement warrant that they have the corporate power and authority to execute this Agreement and this Agreement has been duly authorized by the parties.

         (b) COOPERATION. Each party agrees to cooperate fully with the other parties and to take all additional actions that may be necessary to give full force and effect to this Agreement.

         (c) SECTION HEADINGS. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction of the Agreement or be taken into consideration in the interpretation of this Agreement. All references to Sections, Schedules, and Exhibits are to Sections, Schedules, and Exhibits in or to this Agreement unless otherwise specified.

         (d) NO WAIVER; CUMULATIVE REMEDIES; UNENFORCEABILITY. No party to this agreement shall by any act, delay, indulgence, omission, or otherwise be deemed to have waived any right or remedy under this Agreement or of any breach of the terms and conditions of this Agreement. A waiver by any party of any right or remedy under this Agreement on any one occasion shall not be construed as a bar to any right or remedy which that party would otherwise have had on a subsequent occasion. No failure to exercise, nor any delay in exercising, any right, power, or privilege under this Agreement, by any party shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or future exercise thereof or the exercise of any other right, power or privilege. The rights and remedies under this Agreement are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by any other agreements or applicable law. Should any provision of this Agreement be held invalid or unenforceable, the remainder of this Agreement will not be affected thereby.

         (e) WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. No term or provision of this Agreement may be waived, altered, modified, or amended except by a written instrument, duly executed by the parties hereto. This Agreement and all of the parties' obligations are binding upon their respective successors and assigns, and together with the rights and remedies of the parties under this

Agreement, inure to the benefit of the parties and their respective successors and assigns. Vulcan may not assign or transfer any right or obligation under this Agreement without the prior written consent of Benteler and Citizens.

         (f) NOTICES. All notices, requests, and other communications that are required or may be given under this Agreement must be in writing, and shall be deemed to have been given on the date of delivery, if delivered by hand, telecopy or courier, or three (3) days after mailing, if mailed by certified or registered mail, postage prepaid, return receipt requested, addressed as set forth below (which addresses may be changed, from time to time, by notice given in the manner provided in this Section):

         If given to Benteler:       Mr. Robert DePierre, President
                                     Benteler Automotive Corporation
                                     1780 Pond Run
                                     Auburn Hills, Michigan 48326
                                     Facsimile: (248) xxx-xxxx


         With a copy to:             Mr. Thomas P. Sarb
                                     Miller, Johnson
                                     250 Monroe Avenue, Suite 800
                                     PO Box 306
                                     Grand Rapids, Michigan 49501-0306
                                     Facsimile:  (616) xxx-xxxx

         If given to Vulcan:         Mr. Robert Lieberman, President
                                     Vulcan Industries, Inc.
                                     c/o  Thermodynetics, Inc.
                                     651 Day Hill Road
                                     Windsor, Connecticut  06095
                                     Facsimile:  (860) xxx-xxxx

         With a copy to:             Mr. Patrick Funari
                                     Tactical Solutions LLC
                                     10 Forbes Road West
                                     Braintree, Massachusetts  02184
                                     Facsimile:  (781) xxx-xxxx

                                              -and-

                                     Mr.   Kenneth   B.
                                     Lerman  Kenneth B.
                                     Lerman,  P.C.  651
                                     Day   Hill    Road
                                     Windsor,
                                     Connecticut  06065
                                     Facsimile:   (860)
                                     xxx-xxxx

         If given to Thermodynetics: Mr. Robert Lerman, President
                                     Thermodynetics, Inc.
                                     651 Day Hill Road
                                     Windsor, Connecticut  06095
                                     Facsimile:  (860) xxx-xxxx

         With a copy to:             Mr. Kenneth B. Lerman
                                     Kenneth B. Lerman, P.C.
                                     651 Day Hill Road
                                     Windsor, Connecticut  06065
                                     Facsimile:  (860) xxx-xxxx

         If given to Citizens:       Mr. Robert Mace
                                     53 State Street
                                     Boston, Massachusetts  02109
                                     Facsimile:  (617) xxx-xxxx

         With a copy to:             Mr. Steven T. Greene
                                     Riemer & Braunstein LLP
                                     Three Center Plaza
                                     Boston, Massachusetts  02108
                                     Facsimile:  (617) xxx-xxxx

         If given to Wells Fargo:    Mr. Henry Magel
                                     530 Fifth Avenue, 15th Floor
                                     New York, New York  10036
                                     Facsimile: (212) xxx-xxxx

         If given to Sturgis:        Mr. John Hayes
                                     City of Sturgis
                                     130 North Nottawa, Sturgis, Michigan  49091
                                     Facsimile:  (269) xxx-xxxx

         With a copy to:             Mr. John Dresser
                                     Dresser, Dresser, Haas & Caywood, P.C.
                                     112 South Monroe
                                     Sturgis, Michigan  49091
                                     Facsimile:  (269) xxx-xxxx

         (g) NO INTENDED THIRD PARTY BENEFICIARY. The parties hereto acknowledge and agree that the rights and interests of the parties under this Agreement are intended to benefit solely the parties to this Agreement, except as expressly set forth in this Agreement.

         (h) COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement and any of its Exhibits may be executed in any number of counterparts and by each party hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. For purposes of this Agreement, original signatures sent by facsimile shall also constitute originals.

         (i) ENTIRE AGREEMENT; CONFLICTS; AMBIGUOUS LANGUAGE. This Agreement, together with any other agreements and schedules referenced to herein or executed in connection with this Agreement, constitutes the entire understanding of the parties in connection with the subject matter hereof. Except as expressly set forth in this Agreement (i) neither Vulcan nor Benteler are waiving, modifying or limiting any rights they have under the Purchase Orders, which terms and conditions shall otherwise remain in full force and effect and (ii) Citizens is not waiving, modifying or limiting any of the terms and conditions of the Citizens Loan Documents or any of Citizens' rights thereunder, which terms and conditions shall otherwise remain in full force and effect. To the extent any term or condition of this Agreement is inconsistent or in conflict with the terms of any other agreements between Vulcan and Benteler, the terms of this Agreement shall govern and control. This Agreement is being entered into among competent persons who are experienced in business and represented by counsel, and has been reviewed by the parties and their respective counsel. Therefore, any ambiguous language in this Agreement will not necessarily be construed against any particular party as the drafter of such language.

         (j) GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the state of Michigan, without regard to conflicts of law principles.

         (k) CONSULTATION WITH COUNSEL. THE PARTIES HERETO ACKNOWLEDGE THAT THEY HAVE BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL BEFORE EXECUTING THIS AGREEMENT AND ARE EXECUTING SUCH AGREEMENT WITHOUT DURESS OR COERCION AND WITHOUT RELIANCE ON ANY REPRESENTATIONS, WARRANTIES OR COMMITMENTS OTHER THAN THOSE REPRESENTATIONS, WARRANTIES AND COMMITMENTS SET FORTH IN THIS AGREEMENT.


         (l) WAIVER OF JURY TRIAL. THE PARTIES HERETO ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL RIGHT, BUT THAT THIS RIGHT MAY BE WAIVED. THE PARTIES EACH HEREBY KNOWINGLY, VOLUNTARILY AND WITHOUT COERCION, WAIVE ALL RIGHTS TO A TRIAL BY JURY OF ALL DISPUTES ARISING OUT OF OR IN RELATION TO THIS AGREEMENT, THE PURCHASE ORDERS, OR ANY OTHER AGREEMENTS BETWEEN THE PARTIES RELATED TO VULCAN. NO PARTY SHALL BE DEEMED TO HAVE RELINQUISHED THE BENEFIT OF THIS WAIVER OF JURY TRIAL UNLESS SUCH RELINQUISHMENT IS IN A WRITTEN INSTRUMENT SIGNED BY THE PARTY TO WHOM SUCH RELINQUISHMENT WILL BE CHARGED.

                    [Remainder of this page intentionally left blank. Signature page to follow.]

                                    VULCAN INDUSTRIES, INC.


                                    By __________________________
                                         Robert Lieberman, Its President


                                    THERMODYNETICS, INC.


                                    By __________________________
                                         Robert Lerman, Its President


                                    BENTELER AUTOMOTIVE CORPORATION


                                    By ____________________________
                                         Robert DePierre, Its President

                                    ITIZENS BANK OF MASSACHUSETTS


                                    By _____________________________
                                         Robert Mace, Its Vice President


                                    WELLS FARGO EQUIPMENT FINANCE, INC.


                                    By _____________________________
                                         Henry Magel, Its_____________

                                    CITY OF STURGIS, MICHIGAN


                                    By _____________________________
                                         Todd Campbell, Its Interim City Manager

                             EXHIBITS AND SCHEDULES
                             ----------------------

                                    EXHIBITS

     A. Form of Surrender Agreement for Purchased Equipment

     B. Form of Bill of Sale for Purchased Equipment

     C. Form of Wells Fargo Release of Vulcan and Thermodynetics

     D. Forms of Lien Releases

     E. Forms of UCC-3 Terminations/Amendments

     F. Form of Sturgis Release of Vulcan and Thermodynetics

     G. Form of Bill of Sale for Other Equipment

     H. Form of Access Agreement

     I. Form of Acknowledgement of Tooling Ownership



                                    SCHEDULES

         1. List of Purchased Equipment

         2. List of Other Equipment

         3. List of Vulcan Assets Used in Production of Component Parts

                                   SCHEDULE 1
                                   ----------
                               PURCHASED EQUIPMENT
                               -------------------

                  The Purchased Equipment, as defined in this Agreement, shall include all of the assets set forth on the attached Revised Schedule A (which Revised Schedule A shall be part of this Schedule 1), in addition to the following assets:

------ ----------------------------------- -------------- ------------- --------
 NO.     EQUIPMENT DESCRIPTION               PRODUCT      PROPERTY OF    ASSET #

------ ----------------------------------- -------------- ------------- --------
  1    ADDISON/MCKEE PIPE BENDER             ZV7-RUNNER      VULCAN         254
------ ----------------------------------- -------------- ------------- --------
  2    ADDISON/MCKEE PIPE BENDER             ZV7-RUNNER      VULCAN         261
------ ----------------------------------- -------------- ------------- --------
  6    KALTENBACH SAW                        ZV7-RUNNER      VULCAN         186
------ ----------------------------------- -------------- ------------- --------
  8    KALTENBACH SAW                        ZV7-RUNNER      VULCAN        NO #
------ ----------------------------------- -------------- ------------- --------
  9    GENESIS PLASMA CELL                   ZV7-RUNNER      VULCAN         255
------ ----------------------------------- -------------- ------------- --------
 10    GENESIS PLASMA CELL                   ZV7-RUNNER      VULCAN         262
------ ----------------------------------- -------------- ------------- --------
 11    EAGLE END-FORMER                      ZV7-RUNNER      VULCAN         167
------ ----------------------------------- -------------- ------------- --------
 12    ADDISON/MCKEE DUAL HEAD FORMER        ZV7-RUNNER      VULCAN         257
------ ----------------------------------- -------------- ------------- --------
 13    ADDISON/MCKEE DUAL HEAD FORMER        ZV7-RUNNER      VULCAN         258
------ ----------------------------------- -------------- ------------- --------
 14    MCKEE/ADDISON DIGIFORM                ZV7-RUNNER      VULCAN         253
------ ----------------------------------- -------------- ------------- --------
 15    MCKEE/ADDISON DIGIFORM                ZV7-RUNNER      VULCAN         259
------ ----------------------------------- -------------- ------------- --------

------ ----------------------------------- -------------- ------------- --------

------ ----------------------------------- -------------- ------------- --------
 17    ADDISON/MCKEE DUAL HEAD FORMER         ZV7-LOG        VULCAN         252
------ ----------------------------------- -------------- ------------- --------
 18    ADDISON/MCKEE FORMER                   ZV7-LOG        VULCAN         260
------ ----------------------------------- -------------- ------------- --------
 19    ADDISON/MCKEE NICK & SHEAR / DRILL     ZV7-LOG        VULCAN         251
------ ----------------------------------- -------------- ------------- --------
 20    PINES PIPE BENDER                      ZV7-LOG        VULCAN         250
------ ----------------------------------- -------------- ------------- --------

------ ----------------------------------- -------------- ------------- --------
 22    ADDISON/MCKEE PIPE BENDER               TOYOTA        VULCAN         264
------ ----------------------------------- -------------- ------------- --------

------ ----------------------------------- -------------- ------------- --------

                              SCHEDULE 1 CONTINUED
                              --------------------
                     EQUIPMENT LIST FROM REVISED SCHEDULE A
                     --------------------------------------

Genesis System Group
Proposal No. GSG 7206
                  GSG 7206 - Single robot Versa 3M Plasma Cutting System
1        Versa system 3M Single Robot System Platform - (1st Machine)
         1        Versa 3m Positioner
                  - 1 Genesis Patented Pneumatic Turntable (3M) Positioner - 750
                  Pounds per  Station - 71"  Diameter  Table - 17" Table  Height
                  (30" Table Height Optional) - 3 Second Index - Unitized Base
         1        Genesis Robot-Base Control Package
                  - Control Pallet
                  - Single Point Power Distribution
                  - 10.5" Quickpanel Operator Interface
                  - 4 Pushbutton Operator Station
         1        Genesis Safety Package
                  - Frommelt Guardian roll-up Safety Barrier
                  - Genesis Modular Fence System
                  - 2 Gates for Programming access
         1        Fanuc  Aromate  120IB  Robot  (20 kg  Payload)  - RJ3IB  Robot
                  controller  - Model CA  Process  I/O Board for  Plasma  Welder
                  Interface  - Model  B I/O  Package  for  Tooling  Interface  -
                  TorchGuard Software - PMC and HMI software (1st System Only)
         1        Plasma Cutting Package
                  - Thermal Dynamics Merlin 1000 Power Supply
                  - Thermal Dynamics Maximizer 300 Torch and Leads
                  - Interface Cable
                  - Maximizer 300 Torch Spare Parts Kit
                  - Torch Mounting Arm
         1        Torch Alignment Station
         1        Genesis Low Cost Reamer with Anti-spatter Mister
         1        System Documentation Manual
         1        Searchable CD System Documentation
                  Project Management
Versa System 3M Single Robot System Platform (Additional Machine)
1        Tooling Design
         - (7) Tube cutting Fixture Nests
         - (2) Manifold Log Fixture Nests
         - (7) Cut Part Nests

2        Tooling Build - (Lot per System)
         - (7) Tube Cutting Fixture Nests
         - (2) Manifold Log Fixture Nests
         - Automatic Clamping with Open/Closed Sensing
1        Integration and Engineering Support
         - Tooling Control Software
         - Fixture "Dial In"
         - Part Programming
         - Runoff Support at GSG and Vulcan
         - Installation Support
         - On-site Startup Support
1        Integration and Engineering Support (Additional Machine)

McKee-Addison Tube Forming Inc.
         Nissan ZVT V6 Tubular Exhaust Manifold
         Runner Tube

---------------------------------------------------------------------
ORDER #          DESCRIPTION
-------          -----------
---------------------------------------------------------------------
C12556           11 Wiper Die Inserts
---------------------------------------------------------------------
C12558           9 Ball Mandrel
---------------------------------------------------------------------
C12558           10 Wiper Die Holder
---------------------------------------------------------------------
C12558           11 Wiper Die Holder
---------------------------------------------------------------------
C12558           14 Clamp Die Bolster Mounting Plate
---------------------------------------------------------------------
C12560           8 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12560           9 ID/OD Mandrel Assembly
---------------------------------------------------------------------
C12561           12 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12561           13 ID/OD Mandrel Assembly
---------------------------------------------------------------------
C12562           12 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12562           13 ID/OD Mandrel Assembly
---------------------------------------------------------------------

         Log Tubes

---------------------------------------------------------------------
ORDER #          DESCRIPTION
-------          -----------
---------------------------------------------------------------------
C12567           6 Left Wing Die
---------------------------------------------------------------------
C12567           7 Right Wind Die
---------------------------------------------------------------------
C12608           8 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12608           9 ID/OD Mandrel Assembly
---------------------------------------------------------------------
C12608           16 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12608           17 ID/OD Mandrel Assembly
---------------------------------------------------------------------
C12609           8 ID/OD Barrel Assembly
---------------------------------------------------------------------
C12609           9 ID/OD Mandrel Assembly
---------------------------------------------------------------------

Brown & Sharpe Inc.
One (1)  PCDMIS DCC Software Package

Middleville Tool & Die
                   One (1) Brown & Sharpe Micro Excell PF 7 10 5

                                   SCHEDULE 2
                                   ----------
                                 OTHER EQUIPMENT
                                 ---------------

          The Other Equipment, as defined in the letter agreement, shall include the following assets:

                                     TOYOTA

     1) RAPCO  ENGINEERING  SPOT WELDER  ASSET #194,  Serial No.  11626
     2) DICKEY ANDSON'S ROTARY  CUTOFF  ASSET# 183,  Serial No. 646
     3) DICKEY AND SON'S ROTARY CUT OFF ASSET# 181,  Serial No. 609
     4)QUALITY  LEAK TESTER  ASSET #173,  Serial No.___________



                                      HEMI

     1)MCKEE DUAL HEAD FORMER ASSET# 135, Serial No. 58029
     2)DICKEY AND SONS RAM FORMER ASSET# 131, Serial No. 438

                                   SCHEDULE 3
                                   ----------
               VULCAN ASSETS USED IN PRODUCTION OF COMPONENT PARTS
               ---------------------------------------------------

          The following production assets are owned by Vulcan and necessary for use by Vulcan in connection with the production of Component Parts for Benteler:

                                                    Vulcan      Manufacturer
Equipment Description          Product              Asset #        Serial #

3t Pines Bender                PV-8 tubes             122        44361-73506
Nigara Press                   Q- Bushing             134           44161
Omni -x  Bender                Benteler service       127            None
Brehm Cut off                  Toyota                 148      Vt-1416/Vtl10307
Continental Cut off            PV-8 tubes             149          35-31829
Modern Cut off                 Toyota                 174            None
Dickey Spin Flare              Benteler service       188       127-A-15-7-69
Hydraulic Press                Benteler service       179            None
Heim Press                     Toyota                 103            2867
Eagle I/o                      Toyota                 130            None
Dual Head Mckee                Toyota                 139           65466
Db 76 Bender                   Toyota/Service         175            None
Dual Head I/O                  Toyota                 177           47122
Eagle I/o                      Hemi                   178            None
Minster Press                  Adapter cups           143           Jul-67
Dual Head Ram form             Hemi                   243            None


                  The following non-production assets are owned by Vulcan and necessary for use by Vulcan in connection with the production of Component Parts for Benteler:

                                                    Vulcan      Manufacturer
Equipment Description           Manufacturer        Asset #        Serial #

Hi-Lo                           Nissan                201            None
Water Chiller                   Koolant Kooler        229            None
Air Compressor                  Gardner Denver        273            None
Air Compressor                  Gardner Denver        274            None

Office furniture, computers
andoffice equipment necessary
for theproduction of Component
Parts                           Various               None           None
Business Operating System
(including, without limitation,
server, visual systems,
software, etc.)                 Various               None           None